SUMMARY PROSPECTUS

Lord Abbett Growth Leaders Fund

NOVEMBER 28, 2012

CLASS/TICKER
CLASS A	LGLAX	CLASS F	LGLFX	CLASS R2	LGLQX
CLASS B	N/A	CLASS I	LGLIX	CLASS R3	LGLRX
CLASS C	LGLCX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated November 28, 2012, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 21 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	R2	R3

Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%

Distribution and Service (12b-1) Fees	0.35%	1.00%	1.00%	0.10%	None	0.60%	0.50%

Other Expenses(3)	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%

Total Annual Fund Operating Expenses(3)	1.64%	2.29%	2.29%	1.39%	1.29%	1.89%	1.79%

Fee Waiver and/or Expense Reimbursement(3)(4)	(0.79)%	(0.79)%	(0.79)%	(0.79)%	(0.79)%	(0.79)%	(0.79)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	0.85%	1.50%	1.50%	0.60%	0.50%	1.10% (3)	1.00% (3)

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(4)

For the period from November 28, 2012 through February 28, 2014, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees, if any, to an annual rate of 0.50%. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual fee waiver and expense limitation agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

SUMMARY – GROWTH LEADERS FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$657	$970	$1,326	$2,327	$657	$970	$1,326	$2,327

Class B Shares	$653	$919	$1,334	$2,384	$153	$619	$1,134	$2,384

Class C Shares	$253	$619	$1,134	$2,548	$153	$619	$1,134	$2,548

Class F Shares	$61	$341	$665	$1,581	$61	$341	$665	$1,581

Class I Shares	$51	$310	$611	$1,468	$51	$310	$611	$1,468

Class R2 Shares	$112	$497	$928	$2,130	$112	$497	$928	$2,130

Class R3 Shares	$102	$466	$876	$2,022	$102	$466	$876	$2,022

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 683.50% (unaudited) of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund invests principally in the equity securities of U.S. and foreign companies that the Fund’s portfolio managers believe demonstrate above-average, long-term growth potential in all market capitalization ranges. Under normal market conditions, the Fund will invest at least 50% of its net assets in companies having a market capitalization range within the range of companies included in the Russell 1000® Index, a widely used benchmark for large-cap stock performance. The Fund normally will invest the remainder of its assets in securities of mid-sized and small companies. Although the Fund is diversified across many industries and sectors, its assets may, from time to time, be overweighted or underweighted to certain industries and sectors relative to its benchmark index.

The Fund may invest up to 20% of its net assets in securities of foreign (which may include emerging market) companies that are traded on a non-U.S. exchange and denominated in a foreign currency. The Fund may invest without limitation in other types of securities that do not meet these criteria but represent economic exposure to foreign markets, including American Depositary Receipts (“ADRs”). The Fund’s investments primarily include the following types of securities and other financial instruments:

•

Equity securities of large, mid-sized, and small companies. Equity securities may include common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, and

SUMMARY – GROWTH LEADERS FUND

limited liability companies. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies of any size that portfolio management believes exhibit sustainable above-average gains in earnings.

The Fund may engage in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Equity Risk: Common stocks and other equity securities, as well as equity-like securities such as convertible bonds, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Growth Investing Risk: The Fund employs a growth investing style, which may be out of favor or may not produce the best results over short or longer time periods. In addition, growth stocks generally are more volatile than value stocks.

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

SUMMARY – GROWTH LEADERS FUND

•

Mid-Sized and Small Company Risk: Securities of mid-sized and small companies generally involve greater risks than investments in larger companies. Mid-sized and small companies may have limited management experience or depth, limited access to capital, and limited products or services, or may operate in markets that have not yet been established. Mid-sized and small company securities tend to be more volatile and less liquid than equity securities of larger companies.

•

Foreign Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Industry/Sector Risk: To the extent the Fund overweights a single market sector or industry relative to its benchmark index, it can accumulate relatively large positions in a single issuer, industry, or sector. As a result, the Fund’s performance may be tied more directly to the success or failure of a relatively smaller or less diversified group of portfolio holdings.

•	High Portfolio Turnover Risk: High portfolio turnover (more than 100%) may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund has not been in operation for a full calendar year as of the date of this prospectus. Performance for the Fund, which provides some indication of the risks of investing in the Fund, will vary from year to year. Performance information is available at www.lordabbett.com or by calling 888-522-2388.

SUMMARY – GROWTH LEADERS FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since

F. Thomas O’Halloran, Partner and Director	2011

Paul J. Volovich, Partner and Director	2011

Arthur K. Weise, Partner and Portfolio Manager	2011

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares are not available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	No minimum	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

SUMMARY – GROWTH LEADERS FUND

TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – GROWTH LEADERS FUND

Investment Company Act File Number: 811-07538

00087948 GLF-7SUM (11/12)